Exhibit 10.15(b)

LETTER AGREEMENT NO. 1

As of September 30, 2011

Republic Airways Holdings Inc.

8909 Purdue Road

Suite 300

Indianapolis, Indiana 46268

Re:	PAYMENTS

Dear Ladies and Gentlemen,

REPUBLIC AIRWAYS HOLDINGS INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 1-1

1.	COMMITMENT FEE & PRIOR PREDELIVERY PAYMENTS

Clause 5.2 of the Agreement is revised to read as follows:

QUOTE

5.2	(i) The Seller acknowledges that it has received from the Buyer the sum of *****, which represents a fee of ***** for each Aircraft (the “Commitment Fee”) set forth in Clause 9.1 at the date hereof.

(ii) The Seller acknowledges that it holds, in addition to the Commitment Fee set forth in Clause 5.2 (i) above, predelivery payments received from Frontier Airlines under the purchase agreement between the Seller and Frontier Airlines dated as of March 10, 2000 in the total amount of ***** (the “Prior PDPs”). The Commitment Fee plus a pro-rata portion of the Prior PDPs which together equal ***** (the “Initial Payment”) will be credited without interest against the 1st PDP (as defined Clause 5.3.2) due for each of the Aircraft firmly ordered as of the date hereof.

2.	PAYMENT TERMS

2.1	For A320 Aircraft, A319 Aircraft and A321 Aircraft:

Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

5.3.2	The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

*****

5.3.3	For each Aircraft, Predelivery Payments will be paid to the Seller according to the following schedule:

Payment Date	Fixed Amount or Percentage of applicable Predelivery Payment Reference Price
*****
*****	*****
*****	*****
*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-2

*****
*****	*****
*****	*****
*****	*****
*****	*****

Total payment prior to delivery	*****

If the schedule results in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of the Agreement.

UNQUOTE

2.2	*****

5.3.2	*****

5.3.3	*****

Payment Date	Fixed Amount or Percentage of applicable Predelivery Payment Reference Price
*****
*****	*****
*****	*****
*****	*****
*****	*****
*****
*****	*****
*****	*****
*****	*****
*****	*****

Total payment prior to delivery	*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-3

2.3	*****

Clause 5.3.5 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.5	*****

(i)	*****

(ii)	*****

(iii)	*****

UNQUOTE

2.4	Taxes

Clause 5.5 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.5.1	*****

5.5.2	*****

5.5.3	*****

“Taxes” means any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

UNQUOTE

2.5	Application of Payments

Clause 5.6 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.6	Application of Payments

*****

UNQUOTE

2.6	Clause 5.8 is deleted in its entirety and replaced with the following quoted text:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-4

QUOTE

5.8	OVERDUE PAYMENTS

5.8.1	*****

5.8.2	*****

UNQUOTE

2.7	Payment in Full

Clause 5.10 is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.10	Payment in Full

*****

UNQUOTE

2.8	Cross Collateralization

*****

3.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 and Clause 21.5 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller *****, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

5.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 1-5

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Patrick de Castelbajac
Patrick de Castelbajac
Its:	Vice President Contracts

Accepted and Agreed

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Bryan Bedford
Bryan Bedford
Its:	President

LA 1 SigPage